Exhibit 99.1

Guidance Software Reports Third Quarter 2009 Results

Revenue Increases 16% Sequentially; Expenses Down Significantly;

Deferred Revenues Reach Record Levels

PASADENA, California, November 2, 2009 (Business Wire) – Guidance Software, Inc. (NASDAQ: GUID) The World Leader in Digital Investigations™ today reported its financial results for the third quarter ended September 30, 2009.

For the third quarter of fiscal 2009, Guidance Software reported total revenue of $19.0 million, an increase of $2.6 million, or 16 percent, from the second quarter of fiscal 2009. Product revenue was $8.5 million in the third quarter of 2009, an increase of $1.5 million, or 21 percent, from the second quarter. Services and maintenance revenue was $10.5 million, an increase of $1.1 million, or 12 percent, from the second quarter. For the third quarter of fiscal 2008 total revenue was $23.1 million, product revenue was $12.5 million and services and maintenance revenue was $10.6 million.

Deferred revenues as of September 30, 2009 reached a record of $33.8 million, up $3.6 million, or 12 percent, sequentially from June 30, 2009.

The Company experienced strong growth in the number of new enterprise customers added during the third quarter, as well as the overall number of deals closed during the quarter.

The Company added 40 new EnCase® Enterprise customers in the third quarter of 2009 as compared to 20 in the third quarter of 2008; the total number of EnCase Enterprise customers gained over the life of the product now exceeds 750, including over half of the Fortune 100 and over twenty-five percent of the Fortune 500.

The Company also added 18 new EnCase® eDiscovery customers in the third quarter of 2009, versus 11 in the comparable period in 2008. Of the 18 new EnCase eDiscovery customers, 4 selected the Company’s flexible Pay-Per-Use pricing option. The total number of EnCase eDiscovery customers since the product’s release now exceeds 200, including over 10 percent of the Fortune 500. In addition to the 18 new EnCase eDiscovery customers, two pre-existing Pay-Per-Use customers signed contracts for higher subscription amounts, and another pre-existing Pay-Per-Use customer converted to a perpetual license.

In the second quarter of fiscal 2009, the Company launched EnCase Legal Hold, which provides litigation hold notification and tracking, as well as online custodian interviewing. During the third quarter, EnCase Legal Hold gained traction, adding nine customers.

The Company also launched two new products in the third quarter of fiscal 2009. In August the Company released EnCase® Portable, which, unlike existing computer forensics tools, runs on a USB drive, rather than a laptop, and enables a user to easily and rapidly run a pre-configured data search and collection job. EnCase Portable represents “EnCase for Everyone” and it was well received by the market, selling over 225 units, and receiving a 2009 Innovation Award from Cygnus Law Enforcement Group, which publishes Law Enforcement Technology, Law Enforcement Product News, and Officer.com.

In September the Company released EnCase® Cybersecurity, which complements and augments existing information security tools that aim to block or quarantine malware, or that trigger or correlate alerts. EnCase Cybersecurity provides the ability to identify and analyze undiscovered threats, such as polymorphic or metamorphic malware, packed files, and other advanced hacking techniques that evade traditional network- or host-based defenses, and also provides powerful investigative capabilities so that an organization can search across its network for sensitive or confidential data, such as credit card numbers, account numbers, or intellectual property. EnCase Cybersecurity has also been well received by the market, including winning a Homeland Security Award, in the category of “Best Cyber Crime Investigative Software,” from Government Security News.

“After a challenging first half of the year that was impacted by the recession and delayed purchase decisions, we saw significant improvement in our third quarter results”, said Victor Limongelli, President and CEO of Guidance Software. “Our new products have been well received, and demand from customers for eDiscovery technology increased significantly. We saw sequential improvements in all of our lines of business, and we also saw continued benefits from our cost reduction actions taken earlier in the year, as total expenses were significantly lower in the third quarter compared to the first two quarters of fiscal 2009.”

For the third quarter of fiscal 2009, the Company reported a GAAP net loss of $2.2 million, or ($0.09) per share, compared to a GAAP net loss of $5.8 million, or ($0.25) per share, in the second quarter of fiscal 2009. For the third quarter of fiscal 2008, GAAP net loss was $3.7 million, or ($0.16) per share.

On a non-GAAP basis, excluding share-based compensation and restructuring costs, the Company reported a pre-tax net loss of $0.9 million, or ($0.04) per share, in the third quarter of 2009. For the third quarter of fiscal 2008 non-GAAP pre-tax net income was $0.4 million, or $0.02 per share.

Financial Outlook:

The Company is updating its financial guidance for 2009 is as follows: The Company expects total revenues in the range of $73 million to $76 million and non-GAAP, pre-tax earnings per share in the range of ($0.50) loss per share to ($0.37) loss per share.

Conference Call Information:

The Company will host a conference call today at 2:00 p.m. pacific time, 5:00 p.m. eastern time to discuss its quarterly results. Participants should call (877) 419-6593 (North America) or (719) 325-4821 (International) and should dial in at least 5 minutes prior to the conference call.

A webcast and replay of the call may also be found on the Internet through Guidance Software’s Investor Relations web site at http://investors.guidancesoftware.com/events.cfm. Registered users may access this content over the internet, and there is no cost to register. If you have not already registered, please do so at least 15 minutes prior to the start of the conference call.

An audio-only replay of the call will be available by calling (719) 457-0820, passcode 8554159, available from 8:00 pm eastern time, November 2, 2009 through midnight eastern time, November 9, 2009.

Forward Looking Statements:

This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements in this release involve risks and uncertainties that could cause actual results to differ materially from current expectations.

There can be no assurance that demand for the Company’s products will continue at current or greater levels, or that the Company will continue to grow revenues, or be profitable.

There are also risks that the Company’s pursuit of providing network security and eDiscovery technology might not be successful, or that if successful, it will not materially enhance the Company’s financial performance; that the Company could fail to retain key employees; that changes in customer requirements and other general economic and political uncertainties could impact the Company’s relationship with its customers; and that delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products; and other risks and uncertainties that are described from time to time in Guidance Software’s periodic reports and registration statements filed with the Securities and Exchange Commission.

The Company specifically disclaims any responsibility for updating these forward-looking statements.

About Guidance Software:

Guidance Software is recognized worldwide as the industry leader in digital investigative solutions. Its EnCase® platform provides the foundation for government, corporate and law enforcement organizations to conduct thorough, network-enabled, and court-validated computer investigations of any kind, such as responding to eDiscovery requests, conducting internal investigations, responding to regulatory inquiries or performing data and compliance auditing - all while maintaining the integrity of the data. There are more than 30,000 licensed users of the EnCase technology worldwide, and thousands attend Guidance Software’s renowned training programs annually. Validated by numerous courts, corporate legal departments, government agencies and law enforcement organizations worldwide, EnCase has been honored with industry awards and recognition from eWEEK, SC Magazine, Network Computing, and the Socha-Gelbmann survey. For more information about Guidance Software, visit www.guidancesoftware.com.

Source: Guidance Software

Rasmus van der Colff

626-229-9191 x107

Investor Relations

investorrelations@guidancesoftware.com

GUID-F

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2009	2008	2009
Revenues:
Product revenue	$12,515	$8,489	$34,086	$23,834
Services and maintenance revenue	10,610	10,523	32,223	30,266

Total revenues	23,125	19,012	66,309	54,100

Cost of revenues:
Cost of product revenue	811	641	2,227	1,974
Cost of services and maintenance revenue	5,624	4,282	17,158	13,548

Total cost of revenues	6,435	4,923	19,385	15,522

Gross profit	16,690	14,089	46,924	38,578

Operating expenses:
Selling and marketing	9,945	8,507	29,502	27,388
Research and development	3,254	3,363	9,464	10,597
General and administrative	4,655	3,331	13,131	10,580
Depreciation	1,008	1,097	3,072	3,358

Total operating expenses	18,862	16,298	55,169	51,923

Operating loss	(2,172)	(2,209)	(8,245)	(13,345)

Interest income and other, net	200	43	666	76

Loss before income taxes	(1,972)	(2,166)	(7,579)	(13,269)

Income tax provision (benefit)	1,692	(1)	1,400	85

Net loss	$(3,664)	$(2,165)	$(8,979)	$(13,354)

Net loss per share	$(0.16)	(0.09)	$(0.39)	$(0.58)

Shares used in per share calculation - basic	23,170	22,917	23,130	23,137

Shares used in per share calculation - diluted	23,170	22,917	23,130	23,137

Supplemental Financial Data (See Note)
Non-GAAP loss before income taxes excluding share-based compensation expense and restructuring expense	$432	$(876)	$(847)	$(8,250)

Non-GAAP loss before income taxes per share excluding share-based compensation expense and restructuring expense	$0.02	$(0.04)	$(0.04)	$(0.36)

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

Reconciliation GAAP to Non-GAAP Results

(in thousands, except per share amounts)

	Three Months Ended September 30, 2009
	GAAP	Adjustments	Non-GAAP
Revenues:
Product revenue	$8,489	$—	$8,489
Services and maintenance revenue	10,523	—	10,523

Total revenues	19,012	—	19,012

Cost of revenues:
Cost of product revenue	641	(5)	636
Cost of services and maintenance revenue	4,282	(241)	4,041

Total cost of revenues	4,923	(246)	4,677

Gross profit	14,089	246	14,335

Operating expenses:
Selling and marketing	8,507	(393)	8,114
Research and development	3,363	(291)	3,072
General and administrative	3,331	(360)	2,971
Depreciation	1,097	—	1,097

Total operating expenses	16,298	(1,044)	15,254

Operating loss	(2,209)	1,290	(919)

Interest income and other, net	43	—	43

Loss before income taxes	(2,166)	1,290	(876)

Income tax benefit	(1)	1	—

Net loss	$(2,165)	$1,289	$(876)

Net loss per share	$(0.09)		$(0.04)

Shares used in per share calculation - basic	22,917		22,917

Shares used in per share calculation - diluted	22,917		22,917

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

Reconciliation GAAP to Non-GAAP Results

(in thousands, except per share amounts)

	Three Months Ended September 30, 2008
	GAAP	Adjustments	Non-GAAP
Revenues:
Product revenue	$12,515	$—	$12,515
Services and maintenance revenue	10,610	—	10,610

Total revenues	23,125	—	23,125

Cost of revenues:
Cost of product revenue	811	(6)	805
Cost of services and maintenance revenue	5,624	(423)	5,201

Total cost of revenues	6,435	(429)	6,006

Gross profit	16,690	429	17,119

Operating expenses:
Selling and marketing	9,945	(715)	9,230
Research and development	3,254	(339)	2,915
General and administrative	4,655	(921)	3,734
Depreciation	1,008	—	1,008

Total operating expenses	18,862	(1,975)	16,887

Operating loss	(2,172)	2,404	232

Interest income and other, net	200	—	200

Loss before income taxes	(1,972)	2,404	432

Income tax provision	1,692	(1,692)	—

Net loss	$(3,664)	$4,096	$432

Net loss per share	$(0.16)		$0.02

Shares used in per share calculation - basic	23,170		23,170

Shares used in per share calculation - diluted	23,170		23,170

Guidance Software, Inc.

Calculation of Pre-Tax Non-GAAP Income (Loss)

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2009	2008	2009
Calculation of pre-tax non-GAAP income (loss):

GAAP net loss	$(3,664)	$(2,165)	$(8,979)	$(13,354)

Add:
Income tax provision	1,692	(1)	1,400	85

Restructuring expense	—	—	—	302

Share-based compensation expense (including payroll taxes paid by the Company)	2,404	1,290	6,732	4,717

Non-GAAP income (loss) before income taxes excluding share-based compensation expense and restructuring expense	$432	$(876)	$(847)	$(8,250)

Per share non-GAAP loss before income taxes excluding share-based compensation expense and restructuring expense:
Basic	$0.02	$(0.04)	$(0.04)	$(0.36)

Diluted	$0.02	$(0.04)	$(0.04)	$(0.36)

Shares used in per share calculations:
Basic	23,170	22,917	23,130	23,137

Diluted	23,170	22,917	23,130	23,137

Detail of Share-based Compensation Expense:
Cost of product revenue	6	5	30	18
Cost of service and maintenance revenue	423	241	1,327	885
Selling and marketing	715	393	2,149	1,567
Research and development	339	291	1,062	1,015
General and administrative	921	360	2,164	1,232

Total share-based compensation expense	2,404	1,290	6,732	4,717

Detail of Restructuring Expense:
Cost of product revenue	—	—	—	13
Cost of service and maintenance revenue	—	—	—	89
Selling and marketing	—	—	—	98
Research and development	—	—	—	—
General and administrative	—	—	—	102

Total Realignment Expenses	—	—	—	302

Notes to Unaudited Condensed Consolidated Statements of Operations:

This press release and its attachments include the non-GAAP financial measures of loss before income taxes excluding share-based compensation expense and restructuring expense and non-GAAP loss before income taxes per share excluding share-based compensation expense and restructuring expenses, which are reconciled to net loss and net loss per share, respectively, which we believe are the most comparable GAAP measures. We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and to facilitate period-to-period comparisons. We describe limitations specific to each non-GAAP financial measure below.

Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, net loss and net loss per share calculated in accordance with GAAP.

Non-GAAP loss before income taxes excluding share-based compensation and restructuring expense is defined as follows: GAAP net loss before income taxes less share-based compensation expense. Share-based compensation expense is recorded in accordance with the FASB Accounting Standards Codification (ASC 718) Compensation – Stock Compensation Topic (formerly Statement of Financial Accounting Standard No. 123R, “Share-Based Payment”) for equity awards to employees and directors. Management and the Board of Directors believe it is useful in evaluating the Company, its management team and business unit performance during a particular time period to review the supplemental non-GAAP financial measures, which excludes income taxes, expenses related to share-based compensation and restructuring expense. Share-based compensation expense, income taxes and restructuring costs are not the responsibility of operating managers and generally cannot be changed or influenced by management once granted.

Additionally, we believe it is useful in measuring the Company’s performance to exclude expenses related to income taxes, stock compensation expense and because it facilitates comparability with prior period information.

Accordingly, management and the Board of Directors do not consider income taxes, share-based compensation costs or restructuring expense for purposes of evaluating the performance of the business, and they exclude such costs when evaluating the performance of the Company, its business units and its management teams and when making decisions to allocate resources among the Company’s business units.

Guidance Software, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	December 31, 2008	June 30, 2009	September 30, 2009
ASSETS
Current assets:
Cash and cash equivalents	$36,006	$33,660	$30,237
Trade receivables, net	24,993	14,928	20,467
Prepaid expenses, inventory and other current assets	2,356	2,105	2,310

Total current assets	63,355	50,693	53,014

Property and equipment, net	15,041	14,468	13,628
Other assets	448	435	434

Total assets	$78,844	$65,596	$67,076

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,826	$3,497	$2,552
Accrued expenses	5,953	5,385	5,799
Capital lease obligations	115	50	45
Deferred revenues	30,004	26,084	29,457

Total current liabilities	39,898	35,016	37,853

Long-term liabilities:
Rent incentives	2,523	2,241	2,086
Capital lease obligations	48	32	21
Deferred revenues	3,281	3,986	4,262

Total long-term liabilities	5,852	6,259	6,369

Stockholders’ equity:
Common stock	23	23	23
Additional paid-in capital	56,622	60,049	61,339
Treasury stock	(312)	(1,323)	(1,915)
Accumulated deficit	(23,239)	(34,428)	(36,593)

Total stockholders’ equity	33,094	24,321	22,854

Total liabilities and stockholders’ equity	$78,844	$65,596	$67,076

Guidance Software, Inc.

Unaudited Cash Flow Summary

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2009	2008	2009
Operating Activities:
Net loss	$(3,664)	$(2,165)	$(8,979)	$(13,354)
Adjustments to reconcile net loss used in operating activities
Depreciation and amortization	1,003	1,097	3,072	3,358
Provision (benefit) for doubtful accounts	400	100	1,227	(102)
Share-based compensation	2,404	1,290	6,732	4,717
Deferred income taxes	1,386	—	1,386	—
Loss on disposal of assets	25	—	72	—
Changes in operating assets and liabilities:
Trade receivables	(6,215)	(5,639)	(6,116)	4,628
Prepaid expenses, inventory and other assets	(48)	(203)	212	60
Accounts payable	(154)	(1,112)	(1,012)	(1,441)
Accrued expenses	296	260	413	(591)
Deferred revenue	1,432	3,648	2,665	434

Net cash used in operating activities	(3,135)	(2,724)	(328)	(2,291)

Investing Activities:
Purchase of marketable debt securities	—	—	(9,947)	—
Sale of marketable debt securities	4,947	—	4,947	—
Purchase of property and equipment	(1,050)	(90)	(3,472)	(1,738)

Net cash provided by (used in) investing activities	3,897	(90)	(8,472)	(1,738)

Financing Activities:
Proceeds from the exercise of stock options	283	—	962	—
Repurchase of common stock	(251)	(593)	(251)	(1,603)
Principal payments on capital lease obligations	(144)	(16)	(502)	(137)

Net cash provided by (used in) financing activities	(112)	(609)	209	(1,740)

Increase (Decrease) in cash and cash equivalents	650	(3,423)	(8,591)	(5,769)

Cash and cash equivalents, beginning of period	28,350	33,660	37,591	36,006

Cash and cash equivalents, end of period	$29,000	$30,237	$29,000	$30,237